SETTLEMENT AGREEMENT

         This Settlement Agreement is entered into on the 7th day of November, 2000, by and between Wasatch Pharmaceutical, Inc. ("Wasatch"), Joe K. Johnson ("Johnson") and Aspen Capital Resources LLC ("Aspen").

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, Wasatch, Johnson and Aspen agree as follows:

         1. Within five days of the execution of this Settlement Agreement, Wasatch shall deliver to Aspen a stock certificate is the name of Aspen for 750,000 shares of Wasatch common stock free and clear of all liens and encumbrances, except that the restrictive legend as provided its paragraph 7 may be placed on the stock certificate.

         2. On or before November 15, 2000, at 5:00 p.m. (local time), Wasatch agrees to pay Aspen the sum of three hundred thousand dollars ($300,000) in certified funds.

         3. In the event Wasatch fails to pay in full the three hundred thousand dollars ($300,000) as provided in paragraph 2, arid only in such event, then:

         a. On or before November 20, 2000 at 5:00 p.m. (local time), Wasatch shall deliver to Aspen a stock certificate in the name of Aspen for an additional 250,000 shares of Wasatch common stock making a total of 1,000,000 shares of stock free and clear of all liens and encumbrances, except that the restrictive legend as provided in paragraph 7 may be placed on the stock certificate, and

         b. On or before December 1, 2000 at 5:00 p.m. (local time), Wasatch shall pay Aspen the sum of three hundred twenty thousand dollars ($320,000) or such amount so that all payments to Aspen equal three hundred twenty thousand dollars ($320,000), in certified funds.

         4. In the event that Wasatch fails to pay in full the three hundred twenty thousand ($320,000) as provided in paragraph 3(b) above, and only in said event, then:

         a. On or before December 6, 2000 at 5:00 p.m. (local time), Wasatch shall deliver to Aspen a stock certificate in the name of Aspen for an additional 250,000 shares. of Wasatch common stock making a total of 1,250,000 shares of stock free and clear of all liens and encumbrances, except that the restrictive legend as provided in paragraph 7 may be placed on the stock certificate, and

         b. On or before January 2, 2001, at 5:00 p.m. (local time), Wasatch shall pay Aspen the sum of three hundred forty thousand dollars ($340,000), or such amount so that all payments to Aspen equal three hundred forty thousand dollars ($340,000), in certified funds.

         5. [THIS SECTION HAS BEEN OMITTED]

         6. Wasatch may make delivery of any funds or certificates as provided in paragraphs 2, 3, 4 and 5 by delivery of said funds and stock certificates to the law office of Evans & Swensen, 136 South Main Street, Suite 318, Salt Lake City, Utah 84101. Aspen hereby authorizes any of the members of the law firm of Evans & Swensen to sign a receipt acknowledging receipt of certified funds or stock certificates.

         7. Within sixty (60) days of the latest date of execution of this Settlement Agreement, by both parties, Wasatch agrees to file for registration, under the Securities Act, the shares issued to Aspen pursuant to this Settlement Agreement, (heroin the "Aspen Shares") on form S-1 or form SB-2 or any successor form thereto, and under all applicable state securities laws.

         If Wasatch, at any time or times, proposes or is required to register any of its common stock or other equity securities for public sale for cash, undo the securities Act (other than on form S-4 or S-8 or successor fortes thereto or any form on which the Aspen shares are not eligible to be registered), or any applicable state securities law, Wasatch will at each such time or times give written notice hereinafter "Written Notice" so Aspen of Wasatch's intent to do so. Upon Wasatch's receipt of a written request from Aspen, given within fifteen (15) days after Aspen's receipt of any Written Notice, Wasatch shall use its best efforts to cause the registration of Aspen's Shares, pursuant to the Securities Act and any applicable state securities laws, Wasatch covenants that after the date of this Agreement, Wasatch will not permit stay registration statement relating to its shares to become effective, until all of the Aspen Shares have been registered, unless such registration statement includes the Aspen Shares or Aspen has waived this requirement in writing.

         With respect to all registrations, all fees and costs shall be done by Wasatch; provided, however, that Aspen shall bear the cost of all commissions associated with its sale of the Aspen Shares.

         Aspen, its representatives and assigns, understand that the common shares issued pursuant to this Settlement Agreement have not been registered under the Securities Act or applicable state securities laws, but have been issued to Aspen on the basis that the issuance of the Aspen Shares are exempt from registration under the Securities Act and Securities Laws based in part upon the representations made herein. Aspen, hereby represents that it does not intend to resell or otherwise dispose of the Aspen Shares being issued herein absent an effective registration or pursuant to available exemptions. Aspen, further represents that it is obtaining the Aspen Shares for investment purposes only and for its own account, not on behalf of others, and not with a view to resell or otherwise to distribute the Aspen Shares, and neither Aspen or its representatives will sell or otherwise distribute the Aspen Shares without registration under the Securities Act and applicable Securities Laws or pursuant to applicable exceptions therefrom.

         Aspen also represents that it will not attempt to sell or otherwise distribute the Aspen Shares except in compliance with the anti-fraud, registration and any of the material provisions of the Securities Act and applicable Securities Law.

         A legend will be placed on the certificates issued to Aspen indicating that the Aspen Shares have not been registered under the Securities Act or applicable Securities Laws and that the Aspen Shares may not be resold unless they are registered under the Securities Act and Securities Laws or pursuant to applicable exemptions therefrom.

         8. Wasatch does hereby fully release, acquit and forever discharge Johnson and Aspen, their principals, officers, agents, employees and owners, of and from all known and unknown past, present, and future claims, actions and suits for damages, demands, including loss of compensation, profits or business, which it now has or may hereafter acquire, by reason of any past, present or future loss or damage to any property rights, without limitation to the foregoing, as a result of the execution of the Securities Purchase Agreement dated April 19, 2000, the 8% Convertible Debentures in the principal amount of $200,000 dated April 19, 2000 any manner or way misted to said Security Purchase Agreement or Convertible Debentures.

         9. Johnson and Aspen do hereby fully release, acquit and forever discharge Wasatch, its principals, officers, agents, employees and owners, of and from all known and unknown past, present; and future claim, actions and suits for damages, demands, including loss of compensation, profits or business, which they now have or may hereafter acquire, by reason of any past, present or future loss or damage to any property right, without limitation to the foregoing, as a result of the execution of the Securities Purchase Agreement dated April 19, 2000, the 8% Convertible Debentures dated April 19, 2000, in the principal amount of $200,000, or in any manner or way related to said Security Purchase Agreement or Convertible Debentures. However, in the event that Wasatch defaults in the

Payment of the funds and the delivery of stock to Aspen as provided pursuant to the terms of paragraphs 2,3,4 and 9 above, then:

         a. The aforesaid release of all claims given by Johnson and Aspen shall be considered void and unenforceable and Aspen shall have all the rights pursuant to the Securities Purchase Agreement dated April 19, 2000, the 8% Convertible Debentures dated April 19, 2000, in the principal amount of $200,000 and any other written agreements between tine parties, and

         b. Wasatch agrees to waive all defenses tint it may have to the validity or enforceability of the aforesaid written agreements described in paragraph 8(a).

         c. However, in the event that Wasatch delivers the stock certificates and makes the payment to Aspen pursuant to either paragraph 2, paragraph 3, paragraph 4 and completes the registration of all Wasatch common stock delivered to Aspen in accordance with the provisions of paragraph 7, then the release of all claims by Johnson and Aspen, as set forth in paragraph 9, above, shall be in full force and effect.

         10. Simultaneously with the execution of this Settlement Agreement, Wasatch and Aspen shall execute a Stipulation for Dismissal with prejudice of the case pending in the Third Judicial District Court In and For Salt Lake County, State of Utah, entitled Wasatch Pharmaceutical, Inc., plaintiff vs. Joe
K. Johnson and Aspen Capital Resources, Inc., defendants, Civil No. 000907686. Within three days of the execution of the Stipulation of Dismissal an Order of Dismissal shall be filed with the Court for the signature of Judge Homer F. Wilkinson.

         11. In the event any legal action is commenced to interpret or to enforce the terms of this Settlement Agreement or to recover damages for the breach thereof, the prevailing party in any such action shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party.

         12. Duplicate originals of this Settlement Agreement shall be executed by the parties. This Settlement Agreement shall supersede all prior agreements whether written or oral between the parties or their predecessors, and shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. This Settlement Agreement contains the entire understanding of the parties and can, be modified only by an Agreement in writing, signed by the parties thereto.

         13. This Settlement Agreement and all of its terms, shall be governed by, construed and enforced in accordance with the laws of the State of Utah.

         IN WITNESS WHEREOF the parties hereto have executed this Settlement Agreement on the date first above written.



                                        WASATCH PHARMACEUTICAL, INC.

                                         /s/ Gary V. Heesch
                                        --------------------------
                                        By:Gary V. Heesch,
                                        Chief Executive Officer



                                        ASPEN CAPITAL RESOURCES, L.L.C.


                                         /s/ Joe K. Johnson
                                        --------------------------
                                        By: Joe K. Johnson
                                        Member and Manager


                                         /s/ Joe K. Johnson
                                        --------------------------
                                        Joe K. Johnson
                                        Individually

                 Wasatch Pharmaceutical/Aspen Financial Group

                               Extension Agreement

         Wasatch Pharmaceutical Group and Aspen Financial Group (Joe Johnson) hereby agree to extend the pay-off Operiod of January 2, 2001, as required in an existing agreement obligating Wasatch Pharmaceutical Group to pay Aspen Financial Group $340,000.00 by January 2, 2001.

         If Wasatch Pharmaceutical Group is not able to meet the January 2, 2001 due date as required in the existing agreement, Aspen Financial Group (Joe Johnson) hereby agrees to extend said due date to January 16, 2001 with the understanding that Wasatch Pharmaceutical Group agrees to pay an additional $10,000.00 and an additional 250,000 shares to be registered under the same terms existing in the agreement now in force between Wasatch Pharmaceutical Group and Aspen Financial Group.

         Failure on the part of Wasatch Pharmaceutical Group to meet the terms of this extension will result in forfeiture of all rights of Wasatch Pharmaceutical as stipulated in the existing agreement.

         Signed by /s/ Joe Johnson, Manager Aspen Financial Group (Joe Johnson)

         and /s/ Gary V. Heesch Gary V. Heesch, Wasatch Pharmaceutical Group, this 31st day of December, 2000.

                         SETTLEMENT AMENDMENT AGREEMENT

         This Agreement is entered into as of this 16th day of January, 2001 by and between WASATCH PHARMACEUTICAL, INC. ("WASATCH"), a Utah corporation with an address at 714 East 7200 South, Midvale, Utah 84047, and ASPEN CAPITAL RESOURCES, LLC ("ASPEN"), a Utah limited liability company with an address at 8989 South Schofield Circle, Salt Lake City, Utah 84093.

         ASPEN acquired $200,000.00 principal amount of the 8% Convertible Debentures due April 1, 2003 (the "Debentures"), of Wasatch Pharmaceutical, Inc. (the "Corporation").

         ASPEN and WASATCH entered into a Settlement Agreement (the "Settlement Agreement") dated November 7, 2000 regarding certain defaults under the Debentures and providing for the payment and performance of certain obligations of WASATCH on or before January 2, 2001.

         ASPEN and WASATCH entered into an Agreement (the "Extension Agreement") dated December 31, 2000 modifying the Settlement Agreement by extending the date for payment and performance of the obligations of WASATCH which were due on or before January 2, 2001 until on or before January 16, 2001.

         ASPEN sold $100,000.00 principal amount of the Debentures on January 2, 2001 to Silver Shadow Investments, L.C.

         NOW THEREFORE, in consideration of these premises and other good and valuable considerations, the parties hereto agree as follows

         1. ASPEN and WASATCH hereby modify the Settlement Agreement and the Extension Agreement and agree that the obligation of WASATCH to pay $350,000.00 on or before January 16, 2001 shall be satisfied in full with respect to the $175,000.00 portion applicable to the $100,000.00 principal amount of Debentures owned by Aspen on the date of this Agreement, if WASATCH delivers or causes to be delivered to ASPEN on or before January 17, 2001 at 5;00 p.m. local time at the offices of Evens & Swensen, P.C.,136 South Main Street, Suite 318, Salt Lake City, Utah 84101, a certificate in the name of "Aspen Capital Resources, LLC" representing 2,000,000 restricted shares of the common stock of WASATCH, free and clear of all liens and encumbrances, except the restrictive legend provided in paragraph 7 of the Settlement Agreement.

         2. The parties acknowledge and agree that ASPEN'S sale to Silver Shadow Investments, L.C. of $100,000.00 principal amount of the Debentures includes, but not by way of limitation, all rights, titles and interests of ASPEN in and to such Debentures under the Settlement Agreement and the Extension Agreement. WASATCH hereby acknowledges its performance under paragraph 1 above does not satisfy its obligation to pay $175,000.00 on or before January 16, 2001 with respect to the $100,000,00 principal amount of the Debentures owned by Silver Shadow Investments, L.C.

         3. WASATCH hereby acknowledges and agrees that for all purposes of its obligations with respect to the "Aspen Shares" under the Settlement Agreement, "Aspen Shares" includes all shares of WASATCH issued pursuant to the Extension Agreement and pursuant to this Agreement.

         4. WASATCH hereby acknowledges and agrees that all acts and obligations of ASPEN and Joe K. Johnson under the Settlement Agreement relate solely to the $104,000.00 principal amount of Debentures owned by ASPEN on the date of this Agreement and do not relate to the $100,000.00 principal amount of Debentures owned by Silver Shadow Investments, L.C. on the date of this Agreement.

         5. General Provisions

         (a) Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Utah without regard to the laws of conflict or choice of laws of the State of Utah or of any other jurisdiction that would result in the application of any laws other than those of the State of Utah.

         (b) Consent to Jurisdiction; Service of Process and Venue. Any legal action or proceeding with respect to this Agreement or any related document may be brought in the courts of the State of Utah. in the County of Salt Lake, or in the United States District Court for the District of Utah, and, by execution and delivery of this Agreement, the parties hereby irrevocably accept in respect of their persons and their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

         (c) Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior oral or written arrangements or understandings.

         (d) Time. The parties agree that time is of the essence for the performance of each and every covenant and the satisfaction of each and every condition contained in this Agreement.

         (e) Binding Agreement. This Agreement shall be binding upon WASATCH and its successors and assigns, and shall inure to the benefit of ASPEN and its successors and assigns.

         (f) No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

         (g) Severability. If any term, provision, covenant or restriction hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or enforceable, nor invalidate the other provision hereof, all of which shall be liberally construed in favor of ASPEN in order to effect the provisions hereof.

         (h) Amendment and Waiver. No amendment or modification of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by ASPEN and WASATCH. Any failure of either party hereunder to comply with any provision hereof may only be waived in writing by the other party. No such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by any other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action. ASPEN'S rights hereunder are freely assignable by ASPEN, its successors and assigns.

         (i) Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person,
(ii) transmitted by telecopy, (iii) sent by registered or certified mail, postage prepaid with return receipt requested, or (iv) sent by reputable overnight courier service, fees prepaid, to the recipient at the address or telecopy number set forth in the preamble to this Agreement, or such other address or telecopy number as may hereafter be designated in writing by such recipient, Notices shall be deemed given upon personal delivery, upon receipt of return receipt in the case of delivery by mail, upon acknowledgment by the receiving telecopier or one day following deposit with an overnight courier service.

         (j) Enforcement costs. In any proceeding to enforce the terms of this Agreement ASPEN shall be entitled to a reasonable attorneys' fee, as well as other costs, charges and expenses reasonably incurred, whether or not litigation or any other proceeding is commenced.

         (k) Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         (l) Facsimile copies. A facsimile copy of this Agreement shall be deemed an original, all with the same full force and effect as though it were an original.

         (m) Counterparts. The parties understand and agree that separate counterparts of this Agreement may be separately executed by the parties, each of which shall be deemed an original, all with the same full force and effect as though the same counterpart had been executed simultaneously by all parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                        WASATCH PHARMACEUTICAL, INC.

                                        By /s/ Gary V. Heesch
                                           -------------------------
                                           Gary V. Heesch,
                                           Chief Executive Officer



                                        ASPEN CAPITAL RESOURCES, LLC

                                        By /s/ Joe K. Johnson
                                           --------------------------
                                           Joe K. Johnson, Manager

                                    AGREEMENT

         This Agreement is entered into as of this 16th day of January, 2001 by and between SILVER SHADOW INVESTMENTS, L.C. ("Seller"), a Utah limited liability company with an address at 5478 Green Street, Murray, Utah 84123, and Wasatch Pharm. ("Purchaser"), with an address at 310 E. 4500 S., Murray, UT 84107.

         Seller is the owner of $100,000.00 principal amount of the 8% Convertible Debentures due April 1, 2003 (the "Debentures"), including certain rights, titles and interests pursuant to that certain Settlement Agreement (the "Settlement Agreement") dated November 7, 2000 between Aspen Capital Resources, LLC and the Corporation and that certain Agreement (the "Extension Agreement") dated December 31, 2000 between Aspen Capital Resources, LLC, modifying the Settlement Agreement.

         Purchaser desires to purchase from Seller and Seller is willing to sell to Purchaser the Debentures.

         NOW THEREFORE, in consideration of these premises sad other good and valuable considerations, the parties hereto agree as follows:

         1. Purchases hereby agrees to deliver or cause to be delivered to Seller on or before January 19, 2001 at 12:00 noon local time at the offices of Evans & Swensen, P.C., 136 South Main Street, Suite 318, Salt Lake City, Utah 84101, a certificate in the name of "Silver Shadow Investments, L.C." representing 1,500,000 unrestricted shares of the common stock of the Corporation (the "Shares"), free and clear of all liens, encumbrances and restrictions on transfer.

         2. Upon receipt of the Shares, Seller agrees to transfer and assign to Purchaser all of Seller's right, title and interest in and to $100,000.00 principal amount of the Debentures.

         3. Purchaser represents and warrants that it is not an "affiliate" as defined in the Securities Act of 1933, as amended (the "1933 Act"), and the regulations promulgated pursuant thereto, of the Corporation.

         4. Purchaser hereby certifies that it is an "accredited investor" as defined in the 1933 Act, and the regulations promulgated pursuant thereto and qualifies under one or more of the category(ies) that have been designated below. Seller and the Corporation are each entitled to rely on the information provided herein in making a determination for the purpose of confirming an exemption from registration under the 1933 Act of the Debentures being transferred.

         (a) Each member of Purchaser is a natural person with so individual income in excess of $200,000 in 1999 and 2000, and a reasonable expectation of an income in excess of $200,000 in the current year (2001).

         (b) Each member of Purchaser is a natural person whose individual net worth, or joint net worth with their spouse, at the time of purchase exceeds $1,000,000.

         (c) Purchaser is an entity in which all of the numbers are accredited investors.

         5. Purchaser hereby represents and warrants to Seller and the Corporation and agrees as follows:

         (a) By executing this Agreement below, Purchaser represents and warrants the truth and accuracy of the information contained herein arid expressly indicates Purchaser's desire to become a debentureholder of the Corporation.

         (b) Purchaser is an "accredited investor" as that term is defused in
Section 501(a) of Regulation D under the 1933 Act and, either alone or together with Purchaser's purchaser representative or financial advisor, is sufficiently experienced and sophisticated in financial, investment and business matters so as to be able to understand the merits and risks of an investment in the Debentures.

         (c) Purchaser is able to bear the economic risk of an investment in the Debentures, is able to hold the Debentures indefinitely and can afford a complete loss of the investment in the Debentures. In addition, Purchaser has adequate means for providing for Purchaser's current needs and contingencies and has no need for liquidity in the Debentures.

         (d) Purchaser confirms that, Purchaser has relied solely upon independent investigations made by Purchaser and/or Purchaser's financial advisors or, purchaser representatives, including Purchaser's own professional tax, accounting, financial, legal and other advisors, and that Purchaser and such advisors and representatives have been given the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Corporation regarding the Corporation.

         (e) Purchaser and the persons upon whom it has relied (other than representatives of the Corporation) have such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available in connection with the offering, to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

         (f) Except as allowed by applicable securities, laws, rules and regulations, the Debentures described below will be purchased and acquired, solely for Purchaser's own account and not for the account of any other person or entity, and not for distribution, assignment or resale to others and no other person or entity will have a direct or indirect beneficial interest in such Debentures.

         (g) Purchaser agrees that it will neither directly nor indirectly seek to assign, transfer or sell the Debentures that are acquired in any way inconsistent with the legend that will be placed on the certificate evidencing the Debentures.

         (h) Purchaser understands and agrees that the Debentures cannot be transferred unless, in the opinion of counsel to the Corporation, the transfer will not violate any federal or state securities law, rule or regulation, or cause any other Debentures issued in connection with the offering, to be in violation of any such law, rule or regulation.

         (i) All information provided by Purchaser in this Agreement is true and accurate in all respects, and Purchaser acknowledges that the Corporation will be relying on such information to its possible detriment in deciding whether Purchaser cart purchase and acquire Debentures without giving rise to the loss of the exemption from registration under the applicable securities laws, rules and regulations, including the 1933 Act.

         6. General Provisions

         (a) Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Utah without regard to the laws of conflict or choice of laws of the State of Utah or of any other jurisdiction that would result is the application of any laws other than those of the State of Utah.

         (b) Consent to Jurisdiction: Service of Process and Venue. Any legal action or proceeding with respect to this Agreement or any related document may be brought in the courts of the State of Utah, in the County of Salt Lake, or in the United States District Court for the District of Utah, and, by execution and delivery of this Agreement, the parties hereby irrevocably accept in respect of their persons and their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

         (c) Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior oral or written arrangements or understandings.

         (d) Time. The parties agree that time is of the essence for the performance of each and every covenant and the satisfaction of each and every condition contained in this Agreement.

         (e) Binding Agreement. This Agreement shall be binding upon Purchaser and its successors and assigns, and shall inure to the benefit of Seller and its successors and assigns.

         (f) No Third Party Beneficiaries. Except as specifically set forth or referred to heroin, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any or remedies under or by reason of this Agreement.

         (g) Severability. If any term, provision, covenant of restriction hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it stall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unefforceability shall not invalidate the balance of such provision to the extent it is not prohibited or enforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Seller in order to effect the provisions hereof.

         (h) Amendment and Waiver. No amendment or modification of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by Seller and Purchaser. Any failure of either party hereunder to comply with any provision hereof may only be waived in writing by the other party. No such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by any other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action. Seller's rights hereunder are freely assignable by Seller, its successors and assigns.

         (i) Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person,
(ii) transmitted by telecopy, (iii) sent by registered or certified nail, postage prepaid with return receipt requested, or (iv) sent by reputable overnight courier services, fees prepaid, to the recipient at the address or telecopy number set forth in the preamble to this Agreement, or such other address or telecopy number as may hereafter be designated in writing by such recipient, Notices shall be deemed given upon personal due, upon receipt of return receipt in the case of delivery by mail, upon acknowledgment by the receiving telecopier or one day following deposit with an overnight courier service.

         (j) Enforcement costs. In any proceeding to enforce the terms of this Agreement, Seller shall be entitled to at reasonable attorneys' fee, as well as other costs, charges and expanse reasonably incurred, whether or not litigation or any other proceeding is commenced.

         (k) Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any petty hereto of any other rights or the seeking of any other remedies against any other party hereto.

         (l) Facsimile copies. A facsimile copy of this Agreement shall be deemed an original, all with the same full force and effect as though it were an original.

         (m) Counterparts. The parties understand and agree that separate counterparts of this Agreement may be separately executed by the parties, each of which shall be deemed an original, all with the same full force and effect as though the same counterpart had been executed simultaneously by all parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Seller:                                   SILVER SHADOW INVESTMENTS, L.C.


                                          By /s/ Cory Hair
                                             ------------------------------
                                             Cory Hair, Member Manager


Purchaser:                                ____________________________________

                                          By _________________________________

                            RECEIPT AND BILL OF SALE



         Pursuant to that certain Agreement dated as of January 16, 2001 by and between SILVER SHADOW INVESTMENTS, L.C. ("Seller"), a Utah limited liability company with an address at 5478 Green Street, Murray, Utah 84123, and __________________("Purchases"), Seller hereby acknowledges receipt of Certificate No. 10482, representing 1,500,000 unrestricted shares of the common stock of Wasatch Pharmaceutical, Inc. and Seller hereby assign all of its right, title and interest in and to $100, 000.00 principal amount of the 8% Convertible Debentures due April 1, 2003 of Wasatch Pharmaceutical, Inc. to Purchaser.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives.


Seller:                                      SILVER SHADOW INVESTMENTS, L. C.


                                             By /s/ Cory Hair
                                                -------------------------------
                                                Cory Hair, Manager

                                             Dated: 1/18/01


Purchaser:                                   __________________________________

                                             By _______________________________

                                             Dated: ___________________________